Exhibit 10.1

U.S. POSTAL SERVICE:  CONTRACT/ORDER MODIFICATION              Page 1 of 1 Pages

1.  MODIFICATION NO. M 011 CONTRACT/ORDER/AGREEMENT: 072368-01-P0378

2.  a. DATE ISSUED: 10/08/2004
    b. PR NO.: 05-00499
    c. FINANCE NO:
    d. TIN/SSN: 16-1058505

3.  SUPPLIER:
    AMERICAN LOCKER SECURITY SYSTEMS
    608 ALLEN STREET
    JAMESTOWN, NY  14701-3966

    ATTENTION:  ROY GLOSSER
    (800) 828-9118

4.  ISSUED BY:
    USPS DIE-TEL CMC
    DELIVERY SERVICES EQUIP CT
    P.O. Box 27496 Greensboro, NC 27498-0001

    FOR INFORMATION CALL:
    Pamela L. Scharffbillig C.P.M.
    (336) 665-2859
    pacharff@small.usps.gov ACO CODE: 1CDSEQ

5. The above numbered contract/order/agreement is modified as set forth in Block 6, by supplemental agreement entered into pursuant to authority of Supplemental Agreement.

6.  DESCRIPTION OF MODIFICATION:
    072368-01-P-0378
    This   modification  is issued to attend the period of performance  for this national contract for Central Delivery Equipment via eBay. New period of performance is 10/15/04 to 02/28/05.

    Unit prices changes are shown below and are effective 10/15/04:
    Type I            -        $816.00
    Type II           -        $829.00
    Type III          -        $869.00
    Type IV           -        $815.00

    Except   as  provided  herein,  all  terms  and  condition  of the  document referenced in Block 1, as heretofore changed, remain unchanged and in full force and effect.

7.  ACCOUNT PAYABLE DATA  X  is not, is changed, see

    Previous Grand Total:              $70,000,000.00
    Value of Modification:                      $0.00
    New Grand Total:                   $70,000,000.00

    The supplier is not X is required to sign and return an original and 1 copy(ies) of this modification to the Issuing Office (See Block 4).

8.  SIGNATURES:

                          SUPPLIER                                                     U.S. POSTAL SERVICE

    /s/ Roy Glosser                            10/8/04               /s/ Peter J. Nieradica, C.P.M.       10/8/04
    ---------------------------------------   -------------          ---------------------------------   ----------
                      Signature                  Date                            Signature                  Date

    Roy Glosser                                                       Peter J. Nieradica, C.P.M.
    ---------------------------------------                           --------------------------------
       Name of Person Authorized to Sign                                    Contracting Officer

    President
    ---------------------------------------
                     Title
